UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 9, 2020

Change Healthcare Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38961	82-2152098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3055 Lebanon Pike, Suite 1000

Nashville, Tennessee 37214

(Address of Principal Executive Offices) (Zip Code)

(615) 932-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CHNG	The Nasdaq Stock Market LLC
6.00% Tangible Equity Units	CHNGU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

As previously announced, on March 1, 2017, McKesson Corporation, a Delaware corporation (“McKesson”), and Change Healthcare Inc. (formerly HCIT Holdings, Inc.), a Delaware corporation (the “Company”), completed certain transactions whereby the majority of McKesson’s Technology Solutions segment (“Core MTS”) and substantially all of Change Healthcare Performance, Inc.’s (formerly Change Healthcare, Inc.) legacy business (“Legacy CHC”) were contributed to Change Healthcare LLC, a Delaware limited liability company (the “Joint Venture”), resulting in the establishment of a joint venture.

On March 10, 2020 (the “Effective Date”), pursuant to that certain Agreement and Plan of Merger, dated as of December 20, 2016 (the “Merger Agreement”), by and among the Company, McKesson and PF2 SpinCo, Inc. (formerly PF2 SpinCo LLC), a Delaware corporation and wholly owned subsidiary of McKesson (“SpinCo”), the Company combined with SpinCo in a two-step all-stock “Reverse Morris Trust” transaction that involved (i) a separation of SpinCo from McKesson pursuant to that certain Separation and Distribution Agreement, dated as of February 10, 2020 (the “Separation Agreement” and, the transactions contemplated by the Separation Agreement, the “Separation”), followed by (ii) the merger of SpinCo with and into the Company, with the Company as the surviving company (such merger, together with the other transactions contemplated by the Merger Agreement, the “Merger”).

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the Separation and the Merger, McKesson, SpinCo, the Company, the Joint Venture and Change Healthcare Holdings, LLC, a Delaware limited liability company (“Change Healthcare Holdings”), entered into a Tax Matters Agreement on March 9, 2020. A summary of the material terms of the Tax Matters Agreement is contained in the Company’s registration statement on Form S-4, as amended (Registration No. 333-236234), which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on February 28, 2020 (the “Change Registration Statement”), and is incorporated by reference into this Item 1.01. A copy of the Tax Matters Agreement is attached hereto as Exhibit 2.3 and is incorporated by reference into this Item 1.01.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On the Effective Date, the Merger was consummated pursuant to the Merger Agreement and the Separation Agreement. On the Effective Date, SpinCo merged with and into the Company, with the Company as the surviving company. As a result, the Joint Venture became a wholly owned subsidiary of the Company. Pursuant to the Merger Agreement, McKesson accepted 15,426,537 shares of its own common stock, par value $0.01 (the “McKesson Common Stock”) in exchange for all 175,995,192 issued and outstanding shares of SpinCo common stock, par value $0.001 per share (the “SpinCo Common Stock”). All shares of SpinCo Common Stock were then converted into an equal number of shares of common stock of the Company, par value $0.001 (the “Change Common Stock”), which the Company issued to the former holders SpinCo Common Stock, together with cash in lieu of any fractional shares.

Immediately after consummation of the Merger, approximately 58% of the outstanding Change Common Stock was held by pre-Merger holders of McKesson Common Stock and approximately 42% of the outstanding Change Common Stock was held by pre-Merger holders of Change Common Stock. In connection with the Separation and the Merger, McKesson, SpinCo, the Company, the Joint Venture and Change Healthcare Holdings entered into the Tax Matters Agreement on March 9, 2020. The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

The Change Registration Statement sets forth certain additional information regarding SpinCo, the Separation and the Merger. The information contained in Items 1.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01. In addition, the foregoing description of the Separation and the Merger is qualified in its entirety by reference to the Separation Agreement and the Merger Agreement, copies of which are attached as exhibits hereto and are incorporated by reference into this Item 2.01.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of the effective time of the Merger (the “Effective Time”), John H. Hammergren, Bansi Nagji and Britt Vitalone resigned from their positions on the board of directors of the Company. Following such resignations, the size of the board was reduced from eleven members to eight members.

In addition, effective as of the Effective Time, the board of directors of the Company elected Howard L. Lance as Chairman of the board of directors and designated Robert J. Zollars to serve on the Compensation Committee of the board of directors.

Additionally, on March 9, 2020, the Company’s Compensation Committee of the board of directors approved an amendment to the Company’s equity award agreements to provide for “double-trigger” vesting treatment for outstanding equity awards, including performance-vesting options, performance share awards, restricted stock units and performance stock units and including those granted to our named executive officers. This amendment applies to outstanding equity awards granted under both the Amended and Restated HCIT Holdings, Inc. 2009 Equity Incentive Plan (the “2009 Plan”) and the Change Healthcare Inc. 2019 Omnibus Incentive Plan (the “2019 Plan”), as applicable. For purposes of these awards, “double-trigger” vesting treatment means that, in the event of a termination of employment by the Company without Cause (as defined in the applicable equity plan) or a resignation by an individual for Good Reason (as defined below), in either case, within 12 months following a Change of Control (as defined in the 2009 Plan) or a Change in Control (as defined in the 2019 Plan), as applicable, the vesting of these outstanding equity awards shall be accelerated.

For the Company’s named executive officers, “Good Reason” means (i) a material diminution in the executive’s authority, title, duties or responsibilities, or the assignment to the executive of any duties inconsistent with the executive’s position; (ii) a material reduction in the executive’s base salary or target bonus opportunity; (iii) relocation by more than 50 miles of the executive’s principal place of employment; or (iv) a material reduction in the level of employee benefits provided to the executive.

Item 8.01	Other Events.

On March 10, 2020, the Company issued a press release announcing the consummation of the Separation and the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements of SpinCo, the Joint Venture and the Joint Venture’s accounting predecessors, Core MTS and Legacy CHC, required by Rule 3-05 of Regulation S-X in connection with the Merger were previously included in the Change Registration Statement. Pursuant to the General Instruction B.3 of Form 8-K and Section 2045.16 of the Division of Corporation Finance Financial Reporting Manual, no additional financial statements of SpinCo, the Joint Venture or the Joint Venture’s accounting predecessors, Core MTS and Legacy CHC, are required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by Article 11 of Regulation S-X in connection with the Merger were previously included in the Change Registration Statement. Pursuant to General Instruction B.3 of Form 8-K and Section 2045.16 of the Division of Corporation Finance Financial Reporting Manual, no additional pro forma financial statements are required to be filed.

(d) Exhibits.

The information set forth in the Exhibit Index following the signature page hereto is incorporated herein by reference.

Exhibit No.	Description

2.1+	Agreement and Plan of Merger, dated as of December 20, 2016, among Change Healthcare Inc. (formerly HCIT Holdings, Inc.), McKesson Corporation and PF2 SpinCo, Inc. (formerly PF2 SpinCo LLC)

2.2+	Separation and Distribution Agreement, dated as of February 10, 2020, by and between McKesson Corporation, PF2 SpinCo, Inc., Change Healthcare Inc., Change Healthcare LLC, Change Healthcare Intermediate Holdings, LLC and Change Healthcare Holdings, LLC

2.3	Tax Matters Agreement, dated as of March 9, 2020, between McKesson Corporation, PF2 SpinCo, Inc., Change Healthcare Inc., Change Healthcare LLC and the other parties thereto

99.1	Press Release of Change Healthcare Inc. dated March 10, 2020

+	Incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANGE HEALTHCARE INC.

By:	/s/ Loretta A. Cecil
	Name:	Loretta A. Cecil
	Title:	Executive Vice President, General Counsel

Date: March 13, 2020